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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                           _____________________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934
                            ___________________


                              April 12, 1996
             (Date of Report; Date of Earliest Event Reported)


                      CHAMPION HEALTHCARE CORPORATION
           (Exact Name of Registrant as specified in its Charter)


       Delaware                   0-11851                   59-2283872
(State of Incorporation)    (Commission File No.)         (IRS Employer
                                                        Identification No.)



515 W. Greens Road, Suite 800, Houston, Texas                  77067
(Address of Principal Executive Offices)                    (Zip Code)


                                (713) 583-5491
            (Registrant's telephone number, including area code)




       (Former name or former address, if changed since last report)

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Items 1-4.  Not Applicable.

Item 5.     Other Events.

            On April 15, 1996, Champion Healthcare Corporation, a

Delaware corporation (the "Company"), and Paracelsus Healthcare

Corporation, a California corporation ("Paracelsus"), announced that they had entered into an Agreement and Plan of Merger, dated as of April 12,

1996 (the "Merger Agreement").

            The Merger Agreement provides for, among other things, the merger (the "Merger") of PC Merger Sub, Inc., a newly organized Delaware corporation and a wholly-owned subsidiary of Paracelsus ("Merger Sub"),

with and into the Company upon the terms and subject to the conditions contained in the Merger Agreement.  Pursuant to the Merger Agreement, prior to the Merger each share of common stock of Paracelsus, no stated value per share ("Paracelsus Common Stock"), will be split (the "Paracelsus Common

Stock Split") into 67,156.513 shares of Paracelsus Common Stock, subject to adjustment for the cashless exercise on or before May 13, 1996 of certain outstanding warrants to purchase shares of common stock of the Company, par value $.01 per share (the "Shares").  In the Merger, each Share (other than

Shares owned by Paracelsus or the Company) will automatically be converted into one share of Paracelsus Common Stock and each share of Series C and of

Series D preferred stock (together, the "Preferred Shares") of the Company,

par value $.01 per

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share (other than shares owned by Paracelsus or the Company or by holders who perfect their appraisal rights under Delaware law), will automatically be converted into two shares of Paracelsus Common Stock.  After giving effect to the Paracelsus Common Stock Split and the issuance of Paracelsus

Common Stock in the Merger, Dr. Manfred George Krukemeyer ("Dr.

Krukemeyer"), currently the chairman of the board and sole shareholder of

Paracelsus, and members of Paracelsus management will own approximately 60%

of the Paracelsus Common Stock, and holders of Shares, Preferred Shares and warrants and options to purchase Shares as of the effective time of the

Merger will own approximately 40% of the Paracelsus Common Stock (on a fully diluted basis).

            The Merger Agreement also requires the Company and Paracelsus to pay certain amounts to each other in the event of certain terminations of the Merger Agreement upon the occurrence of certain specified events.

            The Merger is subject to the approval of the stockholders of

Paracelsus and the Company, antitrust approval and other customary closing conditions.

            In addition, the consummation of the Merger is conditioned upon, among other things, Dr. Krukemeyer entering into a shareholder agreement (the "Shareholder Agreement") with Paracelsus substantially in the form attached as Exhibit A to the Merger Agreement, to be effective as of the effective time of the Merger.  The

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Shareholder Agreement will, among other things, set forth (i) restrictions on certain acquisitions and dispositions of Paracelsus voting securities,

(ii) certain rights and obligations relating to board representation and

(iii) certain rights of first refusal for Dr. Krukemeyer.  The Shareholder

Agreement will also impose certain other customary standstill restrictions.

            On April 12, 1996, the Company and certain holders of its

securities (the "Participants") entered into an agreement in contemplation of merger (the "Participants Agreement").

            In the Participants Agreement, certain Participants who are holders of the Company's Series C preferred stock (the "Series C Shares")

or are holders of the Company's Series D preferred stock (the "Series D

Shares") have, among other things, agreed with the Company to vote their respective Series C Shares and Series D Shares in favor of the Merger.

Such Participants beneficially own approximately 389,519 Series C Shares and 1,763,303 Series D Shares and together represented, as of the date of the Participant Agreement, approximately 25 percent of the total outstanding voting power of the Company entitled to vote on the Merger.

            Also in the Participants Agreement, certain Participants who are holders of the Company's 11% Senior Subordinated Series D Notes (the

"Series D Notes") or are

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holders of the Company's 11% Senior Subordinated Series E Notes (the

"Series E Notes") have, among other things, agreed with the Company to amend certain terms of the Series D Note and Stock Purchase Agreement dated

December 31, 1993, as amended (the "Series D Agreement"), and the Series E

Note Purchase Agreement, dated May 1, 1995 (the "Series E Agreement").  The terms of the Series D Notes and the Series E Notes are set forth in the

Series D Agreement and the Series E Agreement, respectively, attached as

Exhibits 4.3(a) and 4.3(b) hereto, respectively, and incorporated herein by reference.

            Such Participants who are holders of Series D Notes have, among other things, agreed (i) to waive any rights to cause the Company to purchase from such holders the Series D Notes in the event of a change of control of the Company as described in the Series D Agreement and (ii) to surrender their Series D Notes for prepayment at a premium depending upon the year of such prepayment.  Such Participants who are holders of Series E

Notes have, among other things, agreed (i) to waive any rights to cause the

Company to purchase from such holders the Series E Notes in the event of a change of control of the Company as described in the Series E Agreement and

(ii) to surrender their Series E Notes for prepayment at a premium depending upon the year of such prepayment and upon whether warrants to purchase Shares are surrendered in connection with such prepayment.

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Such Participants hold approximately 95% of the outstanding principal amount of the Series D Notes and 100% of the outstanding principal amount of the Series E Notes.

            The Company and Paracelsus issued a joint press release (the

"Joint Press Release") dated April 15, 1996, describing, among other things,

certain terms of the Merger, the Merger Agreement and the Shareholder

Agreement.

            The foregoing description is qualified in its entirety by

reference to the Merger Agreement and the Shareholder Agreement (attached as Exhibit A to the Merger Agreement), attached hereto as Exhibit 2.1 and incorporated by reference herein, the Participants Agreement, attached hereto as Exhibit 10.1 and incorporated by reference herein, the Series D

Agreement, attached hereto as Exhibit 4.3(a) and incorporated by reference herein, the Series E Agreement, attached hereto as Exhibit 4.3(b) and incorporated by reference herein and the Joint Press Release, attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 6.  Not Applicable.

Item 7.  Financial Statements
         Pro Forma Financial Information and Exhibits.

 (a)-(b) Not Applicable.

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     (c) Exhibits Required by Item 601 of Regulation S-K

       2.1. Agreement and Plan of Merger, dated as of April 12, 1996, among Champion Healthcare Corporation, Paracelsus Healthcare Corporation and PC Merger Sub, Inc., including the form of Shareholder Agreement attached as Exhibit A thereto.

    4.3(a). Series D Note and Stock Purchase Agreement dated December 31, 1993, as amended, among the Company and the parties listed therein.

    4.3(b). Series E Note Purchase Agreement, dated May 1, 1995, among the Company and the parties listed therein.

      10.1. Agreement in Contemplation of Merger, dated as of April 12, 1996 among the Company and the parties listed therein.

      99.1. Joint Press Release of Champion Healthcare Corporation and Paracelsus Healthcare Corporation, dated April 15, 1996.

Item 8.  Not Applicable.

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                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 19, 1996


                              CHAMPION HEALTHCARE CORPORATION



                              By  /s/ James G. VanDevender
                                  James G. VanDevender
                                  Executive Vice President and
                                    Chief Financial Officer



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                               EXHIBIT INDEX



Exhibit No.       Description

   2.1. Agreement and Plan of Merger, dated as of April 12, 1996, among Champion Healthcare Corporation, Paracelsus Healthcare Corporation and PC Merger Sub, Inc., including the form of Shareholder Agreement attached as Exhibit A thereto.

4.3(a).* Series D Note and Stock Purchase Agreement dated December 31, 1993, as amended, among the Company and the parties listed therein.

4.3(b).**         Series E Note Purchase Agreement, dated May 1, 1995,
                  among the Company and the parties listed therein.

  10.1. Agreement in Contemplation of Merger, dated as of April 12, 1996, among the Company and the parties listed therein.

  99.1. Joint Press Release of Champion Healthcare Corporation and Paracelsus Healthcare Corporation, dated April 15, 1996.




* Filed with the Commission as Exhibit 10.5 on the Company's Form 8-K dated December 6, 1994; such Exhibit is incorporated herein by reference.

** Filed with the Commission as Exhibit 4.01(d) on the Company's Form 10-K for the year ended December 31, 1995; such Exhibit is incorporated herein by reference.